                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule14a-12

                       DAISYTEK INTERNATIONAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                     -----------

     (4)  Proposed maximum aggregate value of transaction:
                                                           ---------------------

     (5)  Total fee paid:
                          ------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                  ----------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
                                                        ------------------------

     (3)  Filing Party:
                        --------------------------------------------------------

     (4)  Date Filed:
                      ----------------------------------------------------------

                       DAISYTEK INTERNATIONAL CORPORATION
                    1025 CENTRAL EXPRESSWAY SOUTH, SUITE 200
                               ALLEN, TEXAS 75013

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Daisytek International Corporation (the "Company"), which will be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Thursday, August 29, 2002 at 10:00 a.m. (central time).

     At the Annual Meeting, stockholders will be asked to elect directors, to ratify the appointment of Ernst & Young LLP as the Company's independent auditors, to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized common shares from 30,000,000 to 50,000,000 and to approve the adoption of the Daisytek International Corporation 2002 Equity Incentive Plan. Information about these matters is contained in the attached Proxy Statement.

     The Company's management would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS MOST IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date and return the enclosed proxy card, which will indicate your vote upon the matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

     I sincerely hope you will be able to attend the Annual Meeting, and I look forward to seeing you on August 29, 2002.

                                          Sincerely,

                                          /s/ JAMES R. POWELL

                                          James R. Powell
                                          President, Chief Executive Officer

July 31, 2002

                       DAISYTEK INTERNATIONAL CORPORATION
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 29, 2002

                             ---------------------

To the Stockholders of Daisytek International Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Daisytek International Corporation (the "Company") will be held on Thursday, August 29, 2002 at 10:00 a.m. (central time) at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, for the following purposes:

          1. To elect one Class II Director;

          2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2003;

          3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of the Company's common stock authorized for issuance from 30,000,000 to 50,000,000;

          4. To approve the adoption of the Daisytek International Corporation 2002 Equity Incentive Plan; and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 8, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of record of the Company's common stock on that date are entitled to vote on matters coming before the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be maintained in the Company's current offices at 1025 Central Expressway South, Suite 200, Allen, Texas 75013 for ten days prior to the Annual Meeting and will be open to the examination of any stockholder during ordinary business hours of the Company.

     Each stockholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and return it without delay in the enclosed postage-paid envelope. Any stockholder present at the Annual Meeting may withdraw his or her proxy card and vote in person on each matter properly brought before the Annual Meeting.

     Please sign, date and mail the enclosed proxy in the enclosed envelope promptly, so that your shares of stock may be represented at the meeting.

                                          By Order of the Board of Directors

                                          /s/ R.W. DOHERTY, JR.

                                          R.W. Doherty, Jr.
                                          Secretary

Allen, Texas
July 31, 2002

                       DAISYTEK INTERNATIONAL CORPORATION
                    1025 CENTRAL EXPRESSWAY SOUTH, SUITE 200
                               ALLEN, TEXAS 75013
                                 (972) 881-4700

                                PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of Daisytek International Corporation, a Delaware corporation ("Daisytek" or the "Company"), in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas 75201, on Thursday, August 29, 2002, at 10:00 a.m. (central time), and at any and all adjournments thereof.

     This solicitation is being made on behalf of the Board of Directors of the Company. This Proxy Statement, Notice of Annual Meeting of Stockholders, the enclosed proxy card and the Company's 2002 Annual Report are being mailed to stockholders on or about July 31, 2002. Only one Annual Report and Proxy Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary information from one or more of the security holders.

     The shares represented by a proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the stockholder will be voted:

          (i) in favor of the election of the one Class II nominee to the Board of Directors listed in this Proxy Statement;

          (ii) to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2003;

          (iii) to approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 30,000,000 to 50,000,000; and

          (iv) to approve the adoption of the Daisytek International Corporation 2002 Equity Incentive Plan.

     Any proxy given by a stockholder may be revoked at any time before its exercise by sending a subsequently dated proxy or by giving written notice of revocation, in each case, to the Company's Secretary, at the Company's principal executive offices at the address set forth above. Stockholders who attend the Annual Meeting in person may withdraw their proxies at any time before their shares are voted by voting their shares in person.

     Stockholders of record at the close of business on July 8, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the outstanding voting securities of the Company consisted of 18,259,781 shares of common stock (excluding 1,773,905 shares of common stock in treasury), par value $.01 per share, each of which is entitled to one vote on all matters which may properly come before the Annual Meeting or any adjournment thereof.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum. The inspector of elections appointed by the Company will count all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting. Abstentions and "broker non-votes" (nominees holding shares for beneficial owners who have not voted on a specific matter) will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting.

     An affirmative vote of a majority of the votes present at the Annual Meeting, in person or by proxy, is required to approve (i) the election of the nominee to the Board of Directors; (ii) the appointment of Ernst & Young LLP as the Company's independent auditors; and (iii) the adoption of the Daisytek International Corporation 2002 Equity Incentive Plan. Abstentions and broker non-votes will be included in determining the number of shares of common stock present or represented at the Annual Meeting for purposes of determining whether a quorum exists. However, abstentions on these proposals will have the same effect as a vote against such proposals. Broker non-votes will neither count for nor against these proposals.

     Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of common stock. As a result, both abstentions and broker non-votes on such proposal will have the same effect as a vote against such proposal.

EXPLANATORY NOTE

     All references in this Proxy Statement to the Company's fiscal year mean the 12-month period ended on March 31 of such year.

ITEM 1.  ELECTION OF DIRECTORS

     The Board of Directors consists of seven members which are divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years.

     The term of the Class II director expires at the Annual Meeting. Each director elected as a Class II director at the Annual Meeting will have a term of three years. The nominee for the Class II director is John D. (Jack) Kearney, Sr., who has been nominated and recommended by the Board of Directors. If elected, Mr. Kearney is expected to serve until the Company's 2005 annual meeting of stockholders and until his successor is elected and qualified. The shares represented by proxies in the accompanying form will be voted for the election of this nominee unless authority to so vote is withheld. The Board of Directors has no reason to believe that such nominee will not serve if elected, but if he should become unavailable to serve as director, and if the Board designates a substitute nominee, the person named as proxy will vote for the substitute nominee designated by the Board. Directors will be elected by a majority of the votes present at the Annual Meeting.

     The following information, which has been provided by the individuals named, sets forth the nominee for election to the Board of Directors and the continuing Class I and III directors, such person's name, age, principal occupation or employment during at least the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is carried on and the period during which such person has served as a director of the Company.

     The Board of Directors of the Company unanimously recommends a vote FOR the nominee set forth below.

                        DIRECTORS STANDING FOR ELECTION

                                    CLASS II
                    TERM EXPIRES AT THE 2002 ANNUAL MEETING

     John D. (Jack) Kearney, Sr., age 48, has served as a Director of the Company since July 2000. He presently serves as Executive Vice
President -- Corporate Development of the Company, a position he has held since February 2000. From March 1999 to February 2000, Mr. Kearney served as Vice President -- Corporate Development of the Company. From January 1998 to March 1999, Mr. Kearney served as Vice President of Corporate Development of F.Y.I., Incorporated, a single-source provider of document and information outsourcing solutions. Mr. Kearney has significant experience in investment banking, having served as Managing Director of Corporate Finance at Rauscher Pierce Refsnes, Inc. from July 1995 to December 1997, and Senior Vice President of Corporate Finance at Raymond James & Associates from September 1991 to July 1995. Mr. Kearney serves on the boards of ISA International plc ("ISA"), which was acquired by the Company during the first quarter of fiscal year 2003, and Kingfield Heath Limited, a United Kingdom privately-owned wholesaler of office products which is 47% owned by ISA.

                         DIRECTORS CONTINUING IN OFFICE

                                   CLASS III
                    TERM EXPIRES AT THE 2003 ANNUAL MEETING

     Peter P. J. Vikanis, age 51, has served as a non-employee Director of the Company since 1996. Mr. Vikanis retired from ISA in 1995 where he served as Chief Operating Officer of ISA from 1991 to 1995, as a director of ISA from 1979 to 1995, and also served in various management capacities at ISA from 1971 to 1991.

     Dale A. Booth, age 43, has served as a non-employee Director of the Company since July 2000. Mr. Booth is Chairman and Chief Executive Officer of EngineX Networks, a professional services firm serving the telecommunications industry. Mr. Booth joined EngineX Networks in September 2000, after more than 14 years of experience with Fujitsu Network Communications ("FNC"). At FNC, he held a number of senior management positions. Most recently, Mr. Booth was Senior Vice President and Chief Operating Officer of Fujitsu Network Services, FNC's public network professional services subsidiary. Mr. Booth also served as FNC's Chief Information Officer and the company's senior executive responsible for knowledge management, workforce development and quality management. Mr. Booth serves on the boards of the Texas Quality Foundation, the International Engineering Consortium and the Telecom Corridor 20.

     Nicholas A. Giordano, age 59, has served as a non-employee Director of the Company since November 2000. Mr. Giordano currently serves on the board of directors of Selas Corporation of America, Fotoball USA, Inc., WT Mutual Fund and Kalamar Investment. Mr. Giordano served as the interim President of LaSalle University from July 1998 to June 1999. Prior to August 1997, Mr. Giordano served for over 16 years as president and Chief Executive Officer of the Philadelphia Stock Exchange, and as Chairman of two of the exchange's subsidiaries -- Stock Clearing Corporation of Philadelphia and the Philadelphia Depository Trust Company. Mr. Giordano held several other positions at the Philadelphia Stock Exchange prior to his appointment as Chief Executive Officer.

                                    CLASS I
                    TERM EXPIRES AT THE 2004 ANNUAL MEETING

     James R. Powell, age 41, has held several senior management positions in his 13 years with the Company. Mr. Powell was named President and Chief Executive Officer of the Company during February 2000 after most recently serving as Senior Vice President. Mr. Powell was primarily responsible for the Company's largest division -- United States computer supplies -- for more than five years. Before that, he was Daisytek's Vice President of Sales and served in various other management positions in the Company. Mr. Powell has been a Director of Daisytek since 1996. Mr. Powell serves on the board of ISA.

     Daniel T. Owen, age 54, has served as a non-employee Director of the Company since July 2000. Mr. Owen is an interactive television pioneer who transitioned to technology venture investing. Since 1998, Mr. Owen has been General Partner and co-founder of HO2 Partners, a venture capital firm focusing on early-stage Internet companies. Mr. Owen also founded Focus Networks, Inc., in 1991, a satellite-delivered video sales training network, and sold the company in 1995. Mr. Owen was a founding executive of Spectradyne Inc. in 1975, developing one of the world's largest pay movie systems, Spectravision, and served as Chief Operating Officer from 1987 to 1989. Mr. Owen currently serves on the board of directors of CABC, Inc., a desktop multimedia delivery company, and Inner Wireless, Inc., an in- building wireless antenna company. Mr. Owen is on the Executive Committee of the Board of Directors of North Texas Public Broadcasting, Inc. (Channel 13, Channel 2 and 90.1 FM) and a senior advisor to the "Learning Village" Internet initiative at the University of Dayton, Ohio.

     Peter D. Wharf, age 43, has served as a Director of the Company since September 2000 and as Executive Vice President -- President, International Operations (excluding Europe) since June 2002. Mr. Wharf previously served as Executive Vice President -- Worldwide Supplies since May 2000, Vice President -- International Operations since 1997 and as Director -- International Operations of the Company from 1992 to 1997. Prior to joining the Company in 1992, Mr. Wharf served in various sales capacities for ISA.

EXECUTIVE OFFICERS

     In addition to the individuals named above, the following are the names, ages and positions of the other executive officers of the Company:

     Ralph W. Doherty, Jr., age 62, has served as Executive Vice
President -- Worldwide Team Development of the Company since March 2000 and has served as Secretary since September 2000. Prior to joining the Company, Mr. Doherty served as President of Pebblebrook Consulting, Inc., a management consulting firm founded by him in 1993. Mr. Doherty also served a number of years with International Business Machines Corporation, where he held a wide variety of professional, managerial and senior staff positions.

     Ralph Mitchell, age 42, has served as Executive Vice President -- Finance and Chief Financial Officer of the Company since March 2000. From 1997 until Mr. Mitchell joined the Company, he served as Controller of McKesson HBOC's drug distribution financial operations. Mr. Mitchell served as Chief Financial Officer at Satra Industrial Holdings, a private, international group of trading and distribution companies, from 1993 to 1996. Mr. Mitchell also worked as an investment banker in London and as an accountant with KPMG in New York City and Sydney, Australia.

     Bruce Robinson, age 46, has served as Executive Vice
President -- President, European Operations of the Company since June 2002. Mr. Robinson joined ISA in 1999 and became Chief Executive Officer in 2000. Prior to joining ISA, Mr. Robinson served as Chief Executive Officer of Corporate Express
(UK), a subsidiary of one of the world's largest suppliers of office consumables, since 1996.

     Michael D. Scannell, age 40, has served as Executive Vice
President -- President, U.S. Operations of the Company since June 2002. Mr. Scannell previously served as Executive Vice President for U.S. Supplies since October 2001. Mr. Scannell was previously with Daisytek from 1984 until 1994, serving as president of the Company for eight years. Mr. Scannell served as a director of Kusadsi Ltd (Jersey), an investment company based in the Channel Isles with investments in office supplies and children's educational products, from 1998 until returning to Daisytek in 2001 and as managing director of ISA from 1995 to 1997.

MEETINGS OF THE BOARD

     The Board of Directors held 12 meetings during the Company's 2002 fiscal year. No Director attended fewer than 75% of the aggregate number of meetings of the Board and Committees on which such director served.

COMMITTEES OF THE BOARD

     The Board of Directors currently has standing Audit and Compensation Committees.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Messrs. Vikanis, Giordano and Owen served on the Audit Committee during fiscal year 2002. The Audit Committee held five meetings during fiscal year 2002. All members of the Audit Committee during fiscal year 2002 were independent non-employee directors.

     The Compensation Committee approves, or in some cases recommends, to the Board, remuneration and compensation arrangements involving the Company's executive officers and other key employees. The Compensation Committee also administers the Company's employee stock option and purchase plans. Messrs. Booth and Owen served on the Compensation Committee during fiscal year 2002. The Compensation Committee held eight meetings during fiscal year 2002. All members of the Compensation Committee during fiscal year 2002 were independent non-employee directors.

COMPENSATION OF DIRECTORS

     Each non-employee Director receives an annual director's fee of $20,000 for each year in which he or she serves as a director and an additional $1,000 fee for each Board or Committee meeting he or she attends, in addition to reimbursement of out-of-pocket expenses. The Company has also adopted a Non-Employee Director Stock Option and Retainer Plan (the "Non-Employee Director Plan") pursuant to which each non-employee director (i) may elect to receive payment of the director's fees in shares of common stock in lieu of cash and
(ii) is entitled to receive certain grants of options as determined by the Board of Directors. All options issued under the Non-Employee Director Plan are non-qualified options for federal income tax purposes and have an exercise price equal to the fair market value of a share of common stock as of the date of the annual meeting upon which such option is granted. All options issued under this plan are subject to a three-year cumulative vesting schedule, provided that no option may be exercised within one year of the date of grant.

     Directors who are employees of the Company or any of its subsidiaries do not receive additional compensation for service on the Board of Directors of the Company.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer and to the other four most highly compensated executive officers of the Company for services rendered to the Company during the fiscal years ended March 31, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                   ------------
                                                  ANNUAL COMPENSATION               NUMBER OF
                                       -----------------------------------------    SECURITIES
                                                                    OTHER ANNUAL    UNDERLYING       ALL OTHER
NAME AND PRINCIPLE POSITION            YEAR    SALARY     BONUS     COMPENSATION    OPTIONS(2)    COMPENSATION(3)
---------------------------            ----   --------   --------   ------------   ------------   ---------------
James R. Powell......................  2002   $350,000   $320,500     $    --        200,000          $ 3,476
  President, Chief Executive Officer   2001    250,000    360,723          --        175,000            3,589
                                       2000    191,385     51,014          --        150,000            3,489

Ralph W. Doherty, Jr.................  2002    175,000     61,500          --         99,000           20,136
  Executive Vice President --          2001    165,000    126,341          --        100,000           17,971
  Worldwide Team Development           2000      3,173         --          --             --               --

John D. (Jack) Kearney, Sr. .........  2002    200,000    113,000          --        200,000            5,264
  Executive Vice President --          2001    175,000    126,341          --        189,950            5,264
  Corporate Development                2000    175,000    100,000          --             --            4,825

Ralph Mitchell.......................  2002    200,000    108,000          --        225,000            8,831
  Executive Vice President -- Finance  2001    165,000    126,341      10,000(1)     175,000            7,237
  and Chief Financial Officer          2000      5,355         --      10,000(1)          --               --

Peter D. Wharf.......................  2002    200,000    113,000          --        150,000            7,768
  Executive Vice
    President -- President,            2001    165,000    126,341          --         75,000            7,768
  International Operations (excluding
  Europe)                              2000    153,500      6,377          --        100,000            7,768

---------------

(1) During March 2000, Ralph Mitchell joined the Company as Executive Vice President -- Finance and Chief Financial Officer. As an incentive to take the position, Mr. Mitchell was awarded a $20,000 bonus, $10,000 of which was paid during fiscal year 2000 and $10,000 of which was paid during fiscal year 2001.

(2) Information in this column reflects options granted during the stated fiscal years and does not reflect the adjustment and conversion of such options upon the effective date of the PFSweb spin-off.

(3) Unless otherwise noted, All Other Compensation includes compensation with respect to life insurance premiums paid by the Company for the benefit of the named executive officer and Company matching contributions to a defined contribution employee savings plan under Section 401(k) of the Internal Revenue Code.

DAISYTEK OPTION GRANTS IN FISCAL YEAR 2002

     The following table sets forth information with respect to grants of stock options by the Company to purchase shares of the Company's common stock during the year ended March 31, 2002 to the named executive officers reflected in the Summary Compensation Table.

                                                   INDIVIDUAL GRANTS
                                    ------------------------------------------------
                                                    % OF                               POTENTIAL REALIZABLE VALUE
                                                   TOTAL                                 AT ASSUMED ANNUAL RATES
                                    NUMBER OF     OPTIONS                                    OF STOCK PRICE
                                    SECURITIES   GRANTED TO                                   APPRECIATION
                                    UNDERLYING   EMPLOYEES    EXERCISE                     FOR OPTION TERMS(2)
                                     OPTIONS     IN FISCAL    PRICE PER   EXPIRATION   ---------------------------
NAME                                GRANTS(1)       YEAR        SHARE        DATE          5%             10%
----                                ----------   ----------   ---------   ----------   -----------   -------------

James R. Powell...................    125,000        6.7%      $ 7.50      4/2/2011     $589,589      $1,494,134
                                       75,000        4.0%       12.76     2/25/2012      601,852       1,525,212

Ralph W. Doherty, Jr. ............     24,000        1.3%       10.01     9/24/2011      152,444         386,323
                                       75,000        4.0%       12.76     2/25/2012      601,852       1,525,212

John D. (Jack) Kearney, Sr. ......    125,000        6.7%        7.50      4/2/2011      589,589       1,494,134
                                       75,000        4.0%       12.76     2/25/2012      601,852       1,525,212

Ralph Mitchell....................    150,000        8.0%        7.50      4/2/2011      707,506       1,792,960
                                       75,000        4.0%       12.76     2/25/2012      601,852       1,525,212

Peter D. Wharf....................     75,000        4.0%        7.50      4/2/2011      353,753         896,480
                                       75,000        4.0%       12.76     2/25/2012      601,852       1,525,212

---------------

(1) Subject to three-year cumulative vesting schedule.

(2) The dollar amounts disclosed in these columns, which reflect appreciation of the Company's common stock at the 5% and 10% rates of stock appreciation prescribed by the rules of the Securities and Exchange Commission, are not intended to be a forecast of the Company's common stock price and are not necessarily indicative of the actual values which may be realized by the named executive officers or the stockholders.

AGGREGATED DAISYTEK OPTION EXERCISES IN FISCAL YEAR 2002 AND DAISYTEK OPTION VALUES ON
MARCH 31, 2002

     The following table sets forth information concerning the aggregate Company stock option exercises during the fiscal year ended March 31, 2002 and Company stock option values as of March 31, 2002 for unexercised Company stock options held by each of the named executive officers.

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                  NUMBER OF                 UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                   SHARES                 OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END(1)
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                              EXERCISE     RECEIVED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------   -----------   -------------   -----------   -------------
James R. Powell................       --        $  --       445,302        392,079      $3,899,411     $3,170,465

Ralph W. Doherty, Jr...........       --           --        50,000        149,000         479,875        857,725

John D. (Jack) Kearney, Sr.....       --           --       193,474        260,396       1,594,664      1,898,143

Ralph Mitchell.................       --           --       125,000        275,000       1,155,156      2,022,156

Peter D. Wharf.................       --           --       434,197        288,600       3,734,031      2,198,206

---------------

(1) In accordance with the rules of the Securities and Exchange Commission, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $15.91, the closing market price reported by The Nasdaq National Market on March 31, 2002.

CHANGE IN CONTROL AND SEVERANCE AGREEMENTS

     The Company and each of Messrs. Powell, Doherty, Kearney, Mitchell, Scannell and Wharf have entered into Change in Control and Severance Agreements. Under these agreements, and in consideration of certain commitments of the officer to continue employment, upon the occurrence of a change in control, all unvested options held by the officer immediately vest and become exercisable. In addition, during the two year period following a change in control, if the employment of the officer is terminated (other than for cause, death, disability or retirement), or if there is a material adverse change in the officer's responsibilities, compensation or benefits to which the officer does not consent, then in each case, the officer is entitled to receive from the Company all salary and bonus amounts accrued through the date of termination plus a severance payment equal to twice the officer's highest annual rate of salary during the 12-month period immediately preceding the officer's termination date, and bonus. If applicable, the officer is also entitled to receive an additional payment to compensate the officer for any additional excise tax liability arising by reason of the receipt of such severance payment.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION FOR FISCAL YEAR 2002

     The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's officers with respect to the compensation paid to the officers for the fiscal year ended March 31, 2002. The information contained in the Report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for approval or recommendation to the Board of Directors of the compensation arrangements for the Company's senior executive officers. The members of the Committee are Dale A. Booth and Daniel T. Owen, both of whom are non-employee directors.

     The Committee believes that the total compensation of the Company's senior executive officers should be primarily based on the subjective determination of the Committee as to the Company's overall financial performance and the individual contribution to such performance. The Committee further believes that a portion of total compensation should consist of variable, performance-based components such as stock option awards and bonuses, which it can increase or decrease to reflect its assessment of changes in corporate and individual performance. These incentive compensation programs are intended to reinforce management's commitment to enhance profitability and stockholder value.

     The Committee annually establishes the salaries to be paid to the Chief Executive Officer and other senior executive officers during each fiscal year. Base salaries for senior executive officers are set to reflect the duties and level of responsibility in each position. In setting salaries, the Committee takes into account several factors including individual job performance, the level of responsibility and, to the extent information is available, competitive pay practices in the Company's industry. The Committee does not assign specific relative weights to the various factors it considers, nor does it retain an independent compensation consultant or rely upon any formal study or review of comparable companies in the Company's industry. Rather, the Committee exercises its discretion and makes a judgment after considering all factors it deems relevant.

     For fiscal year 2002 the base salary of Mr. James R. Powell, who served as Chief Executive Officer, was $350,000. The Committee believes that this amount appropriately reflected Mr. Powell's services to the Company and its subsidiaries, although such determination was not based upon any specific qualitative or quantitative formula.

     In order to more closely link executive compensation to the Company's performance, the Committee has approved a fiscal year 2003 compensation program for Mr. Powell and other senior executive officers pursuant to which total cash compensation comprises a 60% fixed component and 40% variable component. The 40% variable component includes (i) 25% paid quarterly if the Company achieves certain earnings per share goals; (ii) 50% paid annually if the Company exceeds certain earnings per share goals; and (iii) 25% paid annually upon achievement of determined personal objectives.

     The Committee also administers the Company's stock option plans and recommends other option grants which are used to further link executive compensation to the Company's performance. All options are subject to a multi-year cumulative vesting schedule and have an exercise price not less than the fair market value of the Company's stock on the date of grant. During fiscal year 2002, Mr. Powell received options to purchase 200,000 shares of the Company common stock.

     As part of its overall consideration of executive compensation, the Committee considers the anticipated tax treatment of various payments and benefits, including the applicability of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which provides a limit on the deductibility of compensation for certain executive officers in excess of $1,000,000 per year. The Committee believes that no named executive officer in the Summary Compensation Table had taxable compensation for fiscal year 2002 in excess of the deduction limit. The Committee intends to continue to evaluate the impact of this Code provision.

     The Committee believes that the policies and programs described above have supported the Company's business objectives and have contributed to the Company's performance.

                                          COMPENSATION COMMITTEE

                                          Dale A. Booth
                                          Daniel T. Owen

REPORT OF THE AUDIT COMMITTEE

     The Securities and Exchange Commission rules require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process. The information contained in the Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

     The Audit Committee comprises solely independent directors, as defined in the Marketplace Rules of the Nasdaq Stock Market, and it operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees.

     The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States. The functions of the Audit Committee are not intended to duplicate or to certify the activities of management and the independent auditors, and are in no way designed to supersede or alter the traditional responsibilities of the Company's management and the independent auditors. The Audit Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

     The Audit Committee has reviewed and discussed the audited financial statements with management.

     The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has considered the compatibility of nonaudit services with the auditors' independence, and has discussed with the auditors the auditors' independence.

  FEES PAID TO AUDITORS

     The Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. Fees for the last annual audit of Daisytek International Corporation were $245,000 and all other fees were $1,367,790, including audit related services of $999,930 and nonaudit services of $367,860.

     Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002 for filing with the Securities and Exchange Commission.

                                   AUDIT COMMITTEE

                                   Nicholas A. Giordano
                                   Peter P.J. Vikanis
                                   Daniel T. Owen

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of July 8, 2002, certain information regarding the beneficial ownership of the Company's common stock by (i) each person who is known to the Company to beneficially own more than 5% of the common stock, (ii) each of the Directors, the Director nominees and the named executive officers of the Company individually and (iii) the Directors and executive officers of the Company as a group. The information contained in this table reflects "beneficial ownership" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, as such, also includes shares acquirable within 60 days. Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares owned of record by them.

                                                              NUMBER OF
NAME AND ADDRESS OF BENEFICIAL OWNER                           SHARES     PERCENT(1)
------------------------------------                          ---------   ----------
ICM Asset Management, Inc...................................  2,050,000      11.2%
  W. 601 Main Avenue, Suite 600
  Spokane, Washington 99201
Palisade Capital Management, LLC............................  1,692,700       9.3%
  One Bridge Plaza, Suite 695
  Fort Lee, New Jersey 07024
J.P. Morgan and Company Incorporated........................  1,294,549       7.1%
  522 Fifth Ave
  New York, New York 10036
Advisory Research...........................................  1,200,000       6.6%
  180 North Stetson Avenue, Suite 378
  Chicago, Illinois 60601
Royce & Associates, Inc.....................................    919,000       5.0%
  1414 Avenue of the Americas
  New York, New York 10019
Dale A. Booth(2)............................................     35,430         *
Ralph W. Doherty, Jr.(3)....................................     76,304         *

                                                              NUMBER OF
NAME AND ADDRESS OF BENEFICIAL OWNER                           SHARES     PERCENT(1)
------------------------------------                          ---------   ----------
Nicholas A. Giordano(4).....................................     34,167         *
John D. Kearney, Sr.(5).....................................    252,924       1.4%
Ralph Mitchell(6)...........................................    188,862       1.0%
Daniel T. Owen(7)...........................................     33,333         *
James R. Powell(8)..........................................    534,791       2.8%
Peter P.J. Vikanis(9).......................................     51,894         *
Peter D. Wharf(10)..........................................    479,372       2.6%
All directors and executive officers as a group (11
  persons)(11)..............................................  1,724,577       8.7%

---------------

  *  Represents less than 1%

 (1) This table is based on 18,259,781 shares of common stock outstanding on July 8, 2002, excluding 1,773,905 shares of common stock held in treasury. The address for Messrs. Booth, Doherty, Giordano, Kearney, Mitchell, Owen, Powell, Vikanis and Wharf is c/o Daisytek International Corporation, 1025 Central Expressway South, Suite 200, Allen, Texas 75013.

 (2) Includes outstanding options to purchase 33,333 shares of common stock, which are fully vested and exercisable.

 (3) Includes outstanding options to purchase 66,667 shares of common stock, which are fully vested and exercisable.

 (4) Includes outstanding options to purchase 29,167 shares of common stock, which are fully vested and exercisable.

 (5) Includes outstanding options to purchase 242,636 shares of common stock, which are fully vested and exercisable. Does not include 200 shares held by Mr. Kearney's spouse as custodian for minor children as to which beneficial ownership is disclaimed.

 (6) Includes outstanding options to purchase 179,167 shares of common stock, which are fully vested and exercisable.

 (7) Includes outstanding options to purchase 33,333 shares of common stock, which are fully vested and exercisable.

 (8) Includes outstanding options to purchase 512,280 shares of common stock, which are fully vested and exercisable.

 (9) Includes outstanding options to purchase 38,811 shares of common stock, which are fully vested and exercisable.

(10) Includes outstanding options to purchase 479,172 shares of common stock, which are fully vested and exercisable.

(11) Includes outstanding options to purchase 1,614,566 shares of common stock, which are fully vested and exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We make available one-year and three-year loans to our officers and non-employee directors. The one-year loans accrue interest at our effective borrowing rate and the three-year loans accrue interest at the prime rate plus one percent. Total loans outstanding under these contracts were $1.5 million at March 31, 2002, including one-year loans of $0.5 million and three-year loans of $1.0 million. During fiscal year 2002, Mr. Powell had maximum loans outstanding under these programs of approximately $0.6 million and Mr. Wharf had maximum loans outstanding under these programs of approximately $76,000. As of July 8, 2002, Mr. Powell had loans outstanding of approximately $0.8 million and Mr. Wharf had loans outstanding of approximately $72,000.

     In July 2001, Mr. Scannell entered into an agreement to provide consulting services to the Company. The aggregate amount of consulting fees earned by Mr. Scannell prior to becoming an employee of the Company in October 2001 was approximately $66,000. The Company believes that this consulting agreement was on terms that were reasonable and competitive.

     During fiscal year 2002, we recorded sales to ISA of approximately $5.0 million, purchases from ISA of approximately $0.6 million, interest income related to loans made to ISA of approximately $0.1 million and preference share dividends of $0.2 million.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's common stock with that of the cumulative total return of The Nasdaq Stock Market (U.S.) and The Nasdaq Non-Financial Stocks Index for the five year period ended March 31, 2002. The following information is based on an annual investment of $100, on March 31, 1997, in the Company's common stock, The Nasdaq Stock Market (U.S.) and The Nasdaq Non-Financial Stocks Index.

     The information in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

[PERFORMANCE GRAPH]

--------------------------------------------------------------------------------
                       3/31/97   3/31/98   3/31/99   3/31/00   3/31/01   3/31/02
--------------------------------------------------------------------------------
 Daisytek              100.00    156.00    106.40    101.22     79.37    161.69
 Nasdaq U.S.(a)        100.00    151.58    204.75    380.32    152.10    153.18
 Nasdaq
  Non-Financial(a)     100.00    150.01    209.62    409.98    152.95    149.94

(a) Prepared by the Center for Research in Security Prices.

ITEM 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

CHANGE IN ACCOUNTANTS

     On December 18, 2000, the Company dismissed Arthur Andersen LLP as its independent public accountants. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors of the Company.

     The reports of Arthur Andersen LLP on the Company's financial statements for the fiscal years ended March 31, 2000 and March 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of the fiscal years ended March 31, 2000 and March 31, 1999, and in the subsequent interim periods, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to such matter in connection with its report. During fiscal years 2000 and 1999 and through the date of dismissal there were no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v)).

     On December 18, 2000, the Audit Committee of the Board of Directors recommended the engagement of Ernst & Young LLP as the Company's independent public accountants for its fiscal year ending March 31, 2001 and this decision was approved by the Board of Directors of the Company on December 18, 2000. With respect to fiscal years 2000 and 1999 and through the date of engagement, the Company did not consult with Ernst & Young LLP on items regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) with the Company's former auditor.

     The Company previously provided Arthur Andersen LLP with a copy of the disclosures made with respect to the change in accountants in connection with filing the Current Report on Form 8-K filed December 22, 2000. Arthur Andersen LLP furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agreed with the statements made by the Company in such Current Report. A copy of the letter from Arthur Andersen LLP was filed as an exhibit to the Company's Current Report on Form 8-K filed December 22, 2000.

APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 2003

     The Company has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2003. Ernst & Young LLP has audited the Company's financial statements since their appointment on December 18, 2000. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy and entitled to vote at the Annual Meeting. Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     The Board of Directors of the Company recommends a vote FOR ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2003.

ITEM 3. AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES

     The Board of Directors has unanimously approved, subject to the consideration and approval of the stockholders of the Company, an amendment to the Company's Certificate of Incorporation increasing the number of shares of common stock authorized for issuance from 30,000,000 shares to 50,000,000 shares.

     As of July 8, 2002, there were 18,259,781 shares of common stock outstanding, excluding 1,773,905 common shares in treasury. After giving effect to approximately 5.7 million shares of common stock reserved for issuance under the Company's current stock option and employee stock purchase plans, the Company had approximately 6.0 million shares of common stock available for issuance.

     Although the Company currently does not have immediate plans requiring a significant number of common shares, the Board of Directors believes the availability of additional authorized shares for issuance will benefit the Company by providing flexibility to issue stock for a variety of corporate purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by law, regulation or stock exchange rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the acquisition or merger into the Company of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock dividends or distributions and other corporate purposes. Were any of these situations to arise, the issuance of additional shares of stock could have a dilutive effect on earnings per share, and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage of voting power in the Company. Holders of common stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new shares issued by the Company in order to maintain their proportionate ownership interest. Holders of common stock do not have cumulative voting, subscription, redemption or conversion rights. In addition, the Company's Certificate of Incorporation provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms. The classification has the effect of making it more difficult for stockholders to change the composition of the Board of Directors in a short period of time.

     The Board of Directors of the Company unanimously recommends a vote FOR approval of the amendment of the Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 30,000,000 to 50,000,000.

ITEM 4. ADOPTION OF THE DAISYTEK INTERNATIONAL CORPORATION 2002 EQUITY INCENTIVE PLAN

     The Daisytek International Corporation Equity Incentive Plan (the "Equity Incentive Plan") was unanimously adopted and approved prior to the date hereof by the Board of Directors, subject to shareholder approval at the Annual Meeting. No stock options or other awards have been or will be granted under the Equity Incentive Plan prior to its approval by the shareholders of the Company. The following summary description of the Equity Incentive Plan is qualified in its entirety by reference to the Equity Incentive Plan, a copy of which is attached hereto as Annex A.

     The Equity Incentive Plan is intended to provide a means by which employees of, directors of and consultants to the Company and its subsidiaries may be given an opportunity to acquire an equity interest in the Company. The Company, by means of the Equity Incentive Plan, will seek to retain the services of persons who are or become employees of, directors of or consultants to the Company and its subsidiaries, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.

ADMINISTRATION

     The Equity Incentive Plan will be administered by the Company's Compensation Committee, which was appointed by the Board and whose members serve at the pleasure of the Board. The Committee must have two or more members, each of whom must be an "outside director" within the meaning of Treasury Regulation
Section 1.162-27(e)(3). In addition, such committee members must be non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. If from time to time no Committee is so designated, then the Equity Incentive Plan will be administered by the Board. The Committee has full authority, subject to the provisions of the Equity Incentive Plan, to award (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards (collectively, "Awards").

     Subject to the provisions of the Equity Incentive Plan, the Committee determines, among other things, the persons to whom from time to time Awards may be granted ("Holders"), the specific type of Awards to be granted (e.g., Stock Option, Restricted Stock, etc.), the number of shares subject to each Award, the forms of Agreements (including Option Agreements) for use under the Equity Incentive Plan, share prices, any restrictions or limitations on such Awards and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Committee of any provisions of, and the determination of any questions arising under the Equity Incentive Plan or any rule or regulation established by the Committee pursuant to the Equity Incentive Plan will be final, conclusive and binding on all persons interested in the Equity Incentive Plan.

GENERAL TERMS

     The Equity Incentive Plan authorizes the granting of Awards which would allow up to an aggregate of 1,500,000 shares of common stock to be acquired by the Holders. In order to prevent the dilution or enlargement of the rights of Holders under the Equity Incentive Plan, the number of shares of common stock authorized by the Equity Incentive Plan is subject to adjustment by the Board in the event of any increase or decrease in the number of shares of outstanding common stock resulting from a stock dividend, stock split, reverse stock split, merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the common stock. If any shares granted under the Equity Incentive Plan are forfeited or terminated, such shares will again be available for distribution in connection with Awards subsequently granted under the Equity Incentive Plan.

ELIGIBILITY

     Subject to the provisions of the Equity Incentive Plan, Awards may be granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its subsidiaries and are deemed to have contributed or to have the potential to contribute to the success of the Company. Incentive Stock Options (as hereinafter defined) may be awarded only to persons who, at the time of such awards, are employees of the Company or its subsidiaries.

TYPES OF AWARDS

     Stock Options. Options granted under the Equity Incentive Plan may be either options that are intended to qualify for treatments as "incentive stock options" under Section 422 of the Code, or options that do not so qualify. Options may be granted under the Equity Incentive Plan to any person who is an officer, director or employee (including an officer or employee who is also a director) or consultants of the Company or any of its subsidiaries. The exercise price of Incentive Stock Options must be at least the fair market value of a share of the common stock on the date of grant (and not less than 110% of the fair market value in the case of an Incentive Stock Option granted to an optionee owning 10% or more of the common stock). The exercise price of Non-qualified Stock Options may be less than 100% of the fair market value of a share of the common stock on the date of grant.

     The term of an option may not exceed 10 years (five years in the case of an Incentive Stock Options granted to an optionee owning 10% or more of the common stock). However, options may be granted that provide that at any time after the date of the grant of the option, in the event of (i) any person or group of persons becoming for the first time the beneficial owner, directly or indirectly, of more than 50% of the total voting stock of the Company, other than as a result of a transfer or series of related transfers of voting stock from a person or group of persons who immediately prior to such transfer or transfers was the beneficial owner, and who after giving effect to such transfer or transfers continues to be the beneficial owner, of more than 50% of the voting stock of the Company, (ii) a merger or consolidation of the Company as a result of which the holders of all of the voting stock of the Company prior to such event do not continue to hold either directly or indirectly at least a majority of the Company voting stock after such event, (iii) a sale of all or substantially all of the assets of the Company or (iv) certain changes in the majority of the Board of Directors of the Company during a 12 consecutive months period any portion of which is after the date of the grant of the option, the option may be exercised in whole or in part without regard to any provisions thereof. The accelerated vesting of outstanding options upon the occurrence of such a "change in control" transaction could have the effect of delaying, deferring, or preventing a change in control of the Company.

     Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights ("SARs" or singularly "SAR") in conjunction with all or part of any Option granted under the Equity Incentive Plan or may grant SARs on a freestanding basis. In conjunction with Non-qualified Stock Options, SARs may be granted either at or after the time of the grant of such Non-qualified Stock Options. In conjunction with Incentive Stock Options, SARs may be granted only at the time of the grant of such Incentive Stock Options. A SAR entitles the holder thereof to receive an amount (payable in cash and/or common stock, as determined by the Committee) equal to the fair market value of one share of common stock over the SAR price or the exercise price of the related Option, multiplied by the number of shares subject to the SAR.

     Restricted Stock Awards. The Committee may award shares of restricted stock ("Restricted Stock") either alone or in addition to other Awards granted under the Equity Incentive Plan. The Committee shall determine the restricted period during which the shares of stock may be forfeited if, for example, the Holder's employment is terminated. In order to enforce the forfeiture provisions, the Equity Incentive Plan requires that all shares of Restricted Stock awarded to the Holder remain in the physical custody of the Company until the restrictions on such shares have terminated.

     Deferred Stock. The Committee may award shares of deferred stock ("Deferred Stock") either alone or in addition to other Awards granted under the Equity Incentive Plan. The committee shall determine the deferral period during which time the receipt of the stock is deferred. The Award may specify, for example, that the Holder must remain employed by the Company during the entire deferral period in order to be issued the stock.

     Stock Reload Options. The Committee may grant Stock Reload Options in conjunction with any Option granted under the Equity Incentive Plan. In conjunction with Incentive Stock Options, Stock Reload Options may be granted only at the time of the grant of such Incentive Stock Option. In conjunction with Non-qualified Stock Options, Stock Reload Options may be granted either at or after the time of the grant of such Non-qualified Stock Options. A Stock Reload Option permits a Holder who exercises an Option by delivering already owned stock (i.e., the stock-for-stock method) to receive back from the Company a new Option (at the current market price) for the same number of shares delivered to exercise the Option, which new Option may not be exercised until one year after it was granted and expires on the date the original option would have expired (had it not been previously exercised).

     Other Stock-Based Awards. The Committee may grant performance shares and shares of stock valued with reference to shares of common stock, either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. Subject to the terms of the Equity Incentive Plan, the Committee has complete discretion to determine the terms and condition applicable to any such stock-based awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

DIRECTOR FEE INVESTMENT OPTION GRANT PROGRAM

     The Board has complete discretion in implementing the director fee investment option grant program for one or more calendar years in which non-employee directors may participate. As a condition to such participation, each non-employee director must, prior to the start of the calendar year of participation, file with the Company's Chief Financial Officer an election directing us to apply all or a portion of his or her cash retainer fee for the upcoming calendar year to the acquisition of an option grant under the program.

     Each non-employee director who files such a timely election will automatically be granted a Nonqualified Stock Option on the first trading day in January of the calendar year for which that retainer fee election is to be in effect.

     The number of shares subject to each such option will be determined by dividing the amount of the retainer fee for the calendar year to be applied to the program by two-thirds of the fair market value per share of our common stock on the grant date, and the exercise price will be equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee that optionee has elected to be applied to the program. In effect, the portion of the annual retainer fee otherwise payable in cash serves as an immediate prepayment, as of the time of the option grant, of two-thirds of the then current market price of the shares of common stock subject to the option.

     The option will become exercisable in a series of 12 equal monthly installments upon the Holder's completion of each month of Board service in the calendar year for which such retainer fee election is in effect and may be subject to full and immediate vesting upon certain changes of control. Each option shall have a maximum term of ten years measured from the grant date.

     We have not yet implemented the director fee investment option grant program.

TERM AND TERMINATION OF THE EQUITY INCENTIVE PLAN

     The Equity Incentive Plan will become effective upon shareholder approval at the Meeting ("Effective Date"). Unless terminated by the Board, the Equity Incentive Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the Equity Incentive Plan are no longer outstanding. Notwithstanding the foregoing, the Equity Incentive Plan shall continue in effect for a term of ten years unless sooner terminated.

AMENDMENTS TO THE PLAN

     The Equity Incentive Plan provides that the Board of Directors may amend or terminate the Equity Incentive Plan in any respect whatsoever, provided that any such amendment or termination will not affect Awards previously granted. If required by Rule 16b-3 under the Exchange Act, or any Code or Nasdaq requirements, the Board of Directors will not amend or terminate the Equity Incentive Plan without shareholder approval.

BENEFITS TO EXECUTIVE OFFICERS AND DIRECTORS

     As of the date of this Proxy Statement, the benefits that will be paid under the Equity Incentive Plan were not determinable and no options or other awards had been granted under the Equity Incentive Plan. Since it will be the Company's policy to grant options or other awards under the Equity Incentive Plan to executive officers of the Company from time to time as determined by the Board of Directors of the Company, it was not possible, as of July 31, 2002, to indicate the number or names of executive officers who will receive options or other awards or the number of shares for which options will be granted under the Equity Incentive Plan. Upon approval of the Equity Incentive Plan at the Meeting, the Company expects to file with the Securities and Exchange Commission a Registration Statement on Form S-8, which will become effective upon filing, covering the issuance of shares of common stock upon exercise of options or other awards to be granted under the Equity Incentive Plan. See "-- Certain Federal Income Tax Consequences" below for a discussion of the federal income tax consequences to the Company and optionees of the issuance and exercise of options or other awards under the Equity Incentive Plan. See also "Securities Authorized for Issuance Under Existing Equity Compensation Plans."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the principal federal income tax consequences of participation in the Equity Incentive Plan is based on statutory authority, as well as judicial and administrative interpretations as of the date of this Proxy Statement, all of which are subject to change at any time (possibly with retroactive effect). As the law is technical and complex, the discussion below necessarily represents only a general summary. The Equity Incentive Plan is not qualified under Section 401(a) of the Code.

  INCENTIVE STOCK OPTIONS

     Incentive Stock Options granted under the Equity Incentive Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

     The grant of an Incentive Stock Option will not result in taxable income to the employee. Similarly, the exercise of an Incentive Stock Option generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employees' particular tax situation, does not apply and (ii) the employee is employed by the Company from the date of grant of the option until 3 months prior to the exercise thereof, except where such employment terminates by reason of disability (where the 3 month period is extended to 1 year) or death (where this requirement does not apply). If an employee exercises an Incentive Stock Option after these requisite periods, the Incentive Stock Option will be treated as a Non-qualified Stock Option and will be subject to the rules set forth below under the caption "Non-qualified Stock Options."

     Further, if after exercising an Incentive Stock Option, an employee disposes of the shares so acquired more than two years from the date of grant and more than one year from the date of receipt of the shares upon exercise of such Incentive Stock Option (the "applicable holding period"), the employee will normally recognize a capital gain or loss equal to the difference, if any, between the amount received for the shares and the employee's tax basis in such shares and the Company will not be entitled to any deduction for federal income tax purposes.

     If, however, an employee does not hold the shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the employee will generally realize ordinary income, and a corresponding deduction will be allowed to the Company, at the time of the disqualifying disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the sales price of the stock sold in a disqualifying disposition is less than the exercise price, the employee will recognize a capital loss.

     The Internal Revenue Service (the "Service") recently announced that until the Treasury Department and the Service issue further guidance, the Service will not assess employment taxes or apply federal income tax withholding obligations, upon either the exercise of an Incentive Stock Option or the disposition of the stock acquired by an employee pursuant to the exercise of an Incentive Stock Option. This notice further announced that Treasury and the Service anticipate that any final guidance that would apply employment taxes to Incentive Stock Options will not apply to any exercise of a Incentive Stock Option that occurs before the January 1 of the year that follows the second anniversary of the publication of the final guidance.

     The exercise of an Incentive Stock Option through the exchange of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares given up and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gain purposes, the same holding period as the shares that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares to receive Incentive Stock Option treatment. Shares received in excess of the number of shares given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares received will have a basis equal to the amount of the cash. If a disqualifying disposition (a disposition before the end of the applicable holding period) occurs with respect to any of the shares received from the exchange, it will be treated as a disqualifying disposition of the shares with the lowest basis.

     If the exercise price of an Incentive Stock Option is paid with shares of stock of the Company acquired through a prior exercise of an Incentive Stock Option, gain will be realized on the shares given up (and will be taxed as ordinary income) if those shares have not been held for the minimum Incentive Stock Option holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares received.

  NON-QUALIFIED STOCK OPTIONS

     Non-qualified Stock Options granted under the Equity Incentive Plan are options that do not qualify as Incentive Stock Options. The grant of a Non-qualified Stock Option will not result in taxable income to the individual. However, the individual generally will recognize ordinary income upon exercise of a Non-qualified

Stock Option in an amount equal to the excess of (i) the fair market value of the shares at the time of exercise over (ii) the exercise price, and the Company will be entitled to a corresponding deduction.

     The ordinary income recognized with respect to the receipt of shares upon exercise of a Non-qualified Stock Option will be subject to both wage withholding and employment taxes.

     An individual's tax basis in the shares received on exercise of a Non-qualified Stock Option will be equal to the amount of any cash paid on exercise, plus the amount of ordinary income recognized by such individual as a result of the receipt of such shares. The holding period for such shares would begin just after the transfer of the shares or, in the case of a person subject to Section 16 of the Securities Exchange Act of 1934, as amended, who does not make a Section 83(b) election, just after the expiration of any holding period required under such Act.

     The exercise of a Non-qualified Stock Option through the delivery of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option. That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the Holder at the time of the exercise. The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares determined at the time of exercise.

     Upon a change in control of the Company, some or all of the then-outstanding stock options may immediately become exercisable. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the Equity Incentive Plan that vest upon a change of control, equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five complete years preceding the "change of control"), then, subject to certain exceptions, the payments may be treated as "excess parachute payments" under the Code, in which case the individual would be subject to a 20% excise tax on such payments and the Company would not be allowed to deduct such payments.

  STOCK APPRECIATION RIGHTS

     Recipients of SARs do not recognize income upon the grant of such rights. When a Holder elects to receive payment of a SAR, the Holder recognizes ordinary income in an amount equal to the cash and fair market value of the stock received and a corresponding deduction will be allowed to the Company.

  RESTRICTED STOCK AWARDS

     In the absence of a Section 83(b) election, grantees of Restricted Stock do not recognize income at the time of the grant of such stock and the Company will not be entitled to a deduction at that time. When shares of Restricted Stock are no longer subject to a substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the stock less the amount paid, if any, for the stock and the Company will be entitled to a corresponding deduction. Alternatively, the recipient may elect under Section 83(b) to report the fair market value of the Restricted Stock as income on the date the stock is transferred to the recipient.

  DEFERRED STOCK

     A recipient of an award of Deferred Stock under the Equity Incentive Plan will be taxed at ordinary income rates on the fair market value of the award at the later of the time when the Deferred Stock is transferred to the recipient or when the recipient's rights in such Deferred Stock become vested and the Company will be entitled to a corresponding deduction.

  STOCK RELOAD OPTIONS

     A recipient who receives Stock Reload Options under the Equity Incentive Plan will be taxed on such Options in the manner described above under the heading "Incentive Stock Options" or "Non-qualified Stock

Options," as appropriate. The recipient will not be taxed on the grant of the Stock Reload Options, but will be taxed upon their exercise or on a later sale of the underlying Stock, depending on the nature of the Options.

  OTHER STOCK-BASED AWARDS

     The tax consequences arising from the issuance of Other Stock-Based Awards will depend on the specific terms of the Awards, but in most cases the recipient will be taxed at ordinary income rates on the fair market value of the Award at the later of the time when cash or stock is transferred to the recipient pursuant to the Award or when the recipient's rights in the subject of the Award become vested and the Company will be entitled to a corresponding deduction.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EXISTING EQUITY COMPENSATION PLANS

     As of March 31, 2002, the Company has authorized an aggregate of 5,550,000 shares of common stock for issuance under the various stock option plans. Additionally, the Company's Board of Directors has authorized shares for issuance outside the existing shareholder-approved plans under individual stock option agreements with employees. Options granted outside the existing shareholder-approved plans under individual stock option agreements are subject to a multi-year vesting schedule and have an exercise price of not less than the fair market value of the Company's stock on the date of grant. The following table provides information regarding the Company's outstanding stock options in plans approved by shareholders (line item "Equity compensation plans approved by shareholders") compared to those stock options issued outside of shareholder-approved plans (line item "Equity compensation plans not approved by shareholders") as of March 31, 2002:

                                                                                      NUMBER OF SECURITIES
                                                                                     REMAINING AVAILABLE FOR
                                                                                      FUTURE ISSUANCE UNDER
                                    NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE     EQUITY COMPENSATION PLANS
                                    BE ISSUED UPON EXERCISE    EXERCISE PRICE OF      (EXCLUDING SECURITIES
                                    OF OUTSTANDING OPTIONS    OUTSTANDING OPTIONS   REFLECTED IN 1ST COLUMN)
                                    -----------------------   -------------------   -------------------------
Equity compensation plans approved
  by shareholders.................         3,750,756                 $8.20                   327,748
Equity compensation plans not
  approved by shareholders........         1,547,220                 $8.98                        --
                                           ---------                                         -------
Total.............................         5,297,976                 $8.43                   327,748
                                           =========                                         =======

     The Board of Directors unanimously recommends a vote FOR the adoption and approval of the Equity Incentive Plan. Each of the directors may have an interest and may benefit from adoption of the plan, since they are eligible to receive awards under the terms of the Equity Incentive Plan.

                              GENERAL INFORMATION

VOTING PROCEDURES

     All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. One or more inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result.

SOLICITATION COSTS

     The Company will pay the cost of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Board of Directors. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone, email, fax or by telegram. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of common stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred in connection therewith.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     Proposals of the stockholders of the Company that are intended to be presented by such stockholders at the Company's 2003 Annual Meeting must be received by the Company, addressed to Ralph W. Doherty, Jr., the Company's Secretary, 1025 Central Expressway South, Suite 200, Allen, Texas, 75013, no later than April 2, 2003 (assuming that the Company's 2003 Annual Meeting of stockholders is held on a date that is within 30 days from the date on which the 2002 Annual Meeting was held) for inclusion in the proxy statement and form of proxy relating to that meeting. Such proposals must comply with the Bylaws of the Company and the requirements of Regulation 14A of the Exchange Act.

     Pursuant to Rule 14a-4 of the Exchange Act, the Company may exercise discretionary voting authority at the 2003 Annual Meeting under proxies it solicits to vote on a proposal made by a stockholder, unless the Company is notified about the proposal no later than June 16, 2003 (assuming that the Company's 2003 Annual Meeting of the stockholders is held on a date that is within 30 days from the date on which the 2002 Annual Meeting was held).

     With respect to business to be brought before the Annual Meeting to be held on August 29, 2002, the Company has not received any notices from stockholders that the Company was required to include in this Proxy Statement.

COMPLIANCE WITH CERTAIN REPORTING OBLIGATIONS

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes of ownership of the Company's common stock with the SEC and the Company.

     Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended March 31, 2002, all reports required to be so filed were filed in accordance with the provisions of Section 16(a), except that James R. Powell reported a gift of stock options late in an amendment to a Form 5 filed on July 10, 2002.

FINANCIAL AND OTHER INFORMATION

     The Company's Annual Report for the year ended March 31, 2002 is being sent to stockholders of record as of the Record Date together with this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.

                                 OTHER MATTERS

     The Board of Directors knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment, and in accordance with Rule 14a-4 promulgated under the Exchange Act.

     The Company will promptly deliver, upon oral or written request, a separate copy of the Annual Report or the Proxy Statement to any security holder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Ralph W. Doherty, Jr., Daisytek International Corporation, 1025 Central Expressway South, Suite 200, Allen, Texas 75013.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2002, INCLUDING THE FINANCIAL STATEMENTS, TO EACH STOCKHOLDER UPON WRITTEN REQUEST TO RALPH W. DOHERTY, JR., DAISYTEK INTERNATIONAL CORPORATION, 1025 CENTRAL EXPRESSWAY SOUTH, SUITE 200, ALLEN, TEXAS 75013.

                                          By Order of the Board of Directors,

                                          /s/ R.W. DOHERTY, JR.

                                          R.W. Doherty, Jr.
                                          Secretary

Allen, Texas
July 31, 2002

                                                                         ANNEX A

                       DAISYTEK INTERNATIONAL CORPORATION

                           2002 EQUITY INCENTIVE PLAN
                              ADOPTED MAY 11, 2002

1.  PURPOSE OF THE PLAN

     The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates may be given an opportunity to acquire a proprietary interest in the Company. Under the Plan, the Company may provide various types of long-term incentive awards, including Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options and Other Stock-Based Awards, in order to retain the services of Persons who are now Employees of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such Persons to exert maximum efforts for the success of the Company and its Affiliates. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee at the time of grant of an Option and subject to the applicable provisions of
Section 422 of the Code and the regulations promulgated thereunder.

2.  DEFINITIONS

     As used herein, the following definitions shall apply:

     (a) "Affiliate" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

     (b) "Agreement" means the agreement (including an Option Agreement) between the Company and the Holder setting forth the terms and conditions of an Award under the Plan.

     (c) "Applicable Laws" means all applicable federal, state, local or foreign laws, statutes, regulations and legal requirements, including without limitation the requirements of the Stock Exchange and the legal requirements relating to the administration of stock option plans and equity incentive plans (and the issuance of shares of capital stock thereunder) under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where any Awards are, or will be, granted under the Plan.

     (d) "Award" means an award of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options or Other Stock-Based Awards under the Plan.

     (e) "Beneficial Owner" means a "beneficial owner" as such term is used in Rule 13d-3 promulgated under the Exchange Act.

     (f) "Board" means the Board of Directors of the Company.

     (g) "Change of Control" means, with respect to any Award, the occurrence at any time after the date of grant of such Award of (i) any Person or Group of Persons becoming for the first time the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company ("Voting Stock"), other than as a result of a transfer or series of related transfers of Voting Stock from a Person or Group of Persons who immediately prior to such transfer or transfers was the Beneficial Owner, and who after giving effect to such transfer or transfers continues to be the Beneficial Owner, of more than fifty percent (50%) of the Voting Stock of the Company; (ii) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company as a consequence of which those Persons who held all of the Voting Stock of the Company immediately prior to such merger or consolidation do not hold either directly or indirectly a majority of the Voting Stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger or consolidation;

(iii) the sale of all or substantially all of the assets of the Company to any Person or Group of Persons (other than to (A) a Person or Group of Persons which owns, directly or indirectly, a majority or more of the Common Stock of the Company, (B) a Subsidiary of the Company, or (C) a Person all of whose equity interests are owned directly or indirectly by the Company); or (iv) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months, as a result of which a majority of the Board consists of individuals other than Continuing Directors.

     (h) "Code" means the Internal Revenue Code of 1986, as amended.

     (i) "Committee" means (a) the compensation committee (the "Compensation Committee") of the Board (or in the event that there is not a Compensation Committee, then the Board) with respect to Awards granted to all Employees and Consultants of the Company (other than Non-Employee Directors of the Company) and (b) the entire Board (regardless of whether there is a Compensation Committee) with respect to Awards granted to Non-Employee Directors of the Company. During any period of time in which the Company is subject to the reporting requirements of the Exchange Act, the Compensation Committee shall be comprised solely of not less than two members, each of whom shall be (i) a Non-Employee Director and (ii) unless otherwise determined by the Board, an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code. Appointment of Compensation Committee members shall be effective upon acceptance of appointment. Compensation Committee members may be removed by the Board at any time and may resign at any time. Vacancies in the Compensation Committee shall be filled by the Board.

     (j) "Common Stock" means the common stock, par value $.01 per share, of the Company.

     (k) "Company" means Daisytek International Corporation, a Delaware corporation.

     (l) "Consultant" means (i) any Person who is engaged by the Company or any Affiliate of the Company to render consulting or advisory services and is compensated for such services and (ii) any Director of the Company, whether such Director is compensated for such services or not.

     (m) "Continuing Directors of the Company" means, with the respect to any period of 12 consecutive months, (i) any members of the Board on the first day of such period, (ii) any members of the Board elected after the first day of such period at any annual meeting of shareholders who were nominated by the Board or a committee thereof, if a majority of the members of the Board or such committee were Continuing Directors of the Company within the meaning of clause
(i) above at the time of such nomination, and (iii) any members of the Board elected to succeed Continuing Directors of the Company by the Board or a committee thereof, if a majority of the members of the Board or such committee were Continuing Directors of the Company within the meaning of clause (i) or
(ii) above at the time of such election.

     (n) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship that an Employee or Consultant has with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of
(i) any leave of absence approved in writing by the Company or any Affiliate or
(ii) transfers between locations of the Company or between the Company or any Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company or any Affiliate. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or any Affiliate is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Holder shall cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

     (o) "Corporate Affiliate" means, with respect to any Person, any Parent Corporation or Subsidiary Corporation of such Person, whether such Parent Corporation or Subsidiary Corporation is now or hereafter existing.

     (p) "Deferred Stock" means the Shares of Common Stock to be received at the end of a specified deferral period under an Award made pursuant to Section 10 below.

     (q) "Director" means a member of the Board.

     (r) "Director Fee Investment Option Grant Program" means the director fee investment option grant program in effect under Section 11 of the Plan.

     (s) "Disability" shall have the meaning given it or any similar term in the employment agreement of the Holder with the Company or an Affiliate; provided, however, that if that Holder has no such employment agreement or if the employment agreement applicable to the Holder does not specify the meaning of such term, "Disability" shall mean "disability" as such term is defined in
Section 22(e)(3) of the Code.

     (t) "Employee" means any individual Person, including Officers and Directors, employed by the Company or any Affiliate of the Company. The payment of a Director's fee or the reimbursement of a Director's expenses by the Company shall not be sufficient to constitute "employment" by the Company.

     (u) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (v) "Fair Market Value" means the value of a Share of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or quoted on a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a Share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (ii) If the Common Stock is not listed on any established stock exchange or quoted on a national market system, but is regularly quoted by a recognized securities dealer (whose selling prices are not reported), its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be the value determined in good faith by the Committee.

     (w) "Group" means a "group" as such term is used in Section 13(d)(3) of the Exchange Act.

     (x) "Holder" means a Person who has received an Award under the Plan.

     (y) "Immediate Family Members" means (a) the children, grandchildren, spouse, siblings (and their spouses) or parents of the Holder or (b) any bona fide trusts, partnerships or other entities controlled by the Holder or one or more Immediate Family Members, or whose beneficiaries are the Holder and/or one or more Immediate Family Members of the Holder.

     (z) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (aa) "IPO Date" means the closing date of the first sale to the public of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

     (bb) "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3.

     (cc) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (dd) "Officer" means an individual Person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (ee) "Option" means any option to purchase Shares of Common Stock which is granted pursuant to the Plan (including any options granted pursuant to Section 11 hereof).

     (ff) "Option Agreement" means the written option agreement, substantially in the form attached hereto as Exhibit A or Exhibit B (or such other form as may be approved by the Committee for use under the Plan pursuant to Section 3(b)(v) hereof), between the Company and Holder evidencing the grant of an Option.

     (gg) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for new Options with a lower exercise price.

     (hh) "Optioned Stock" means the Shares of Common Stock subject to an Option.

     (ii) "Other Stock-Based Awards" means Awards (other than Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Stock Reload Options) denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares of Common Stock.

     (jj) "Parent" means any Person (other than the Company) in an unbroken chain of Persons ending with the Company if, at the time an Award is granted, each of the Persons other than the Company owns stock (or other equity interests) possessing 50% or more of the total combined voting power of all classes of stock (or other equity interests) in one or more of the other Persons in such chain.

     (kk) "Parent Corporation" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (ll) "Person" means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any other entity.

     (mm) "Plan" means this Daisytek International Corporation 2002 Equity Incentive Plan.

     (nn) "Restricted Stock" means Shares of Common Stock received under an Award made pursuant to Section 9 below that is subject to restrictions under
Section 9.

     (oo) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto.

     (pp) "SAR Value" means, with respect to an individual Stock Appreciation Right, the excess of the Fair Market Value of one Share over the exercise price per share specified in a related Option in the case of a Tandem Stock Appreciation Right, or over the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free standing basis.

     (qq) "Share" means a share of Common Stock.

     (rr) "Stock Appreciation Right" means the right, pursuant to an Award granted under Section 8 hereof, to recover an amount equal to the SAR Value.

     (ss) "Stock Exchange" means, at any point in time, any established stock exchange on which the Common Stock is then listed or any national market system, including without limitation The Nasdaq Stock Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, on which the Common Stock is then quoted.

     (tt) "Stock Reload Option" means any option granted under Section 7(e) as a result of the payment of the exercise price of an Option and/or the withholding tax related thereto in the form of Common Stock owned by the Holder or the withholding of Common Stock by the Company.

     (uu) "Subsidiary" means any Person (other than the Company) in any unbroken chain of Persons beginning with the Company if, at the time of granting of an Award, each of the Persons (other than the last Person in the unbroken chain) owns stock (or other equity interests) possessing 50% or more of the total combined voting power of all classes of stock (or other equity interests) in one of the other Persons in such chain.

     (vv) "Subsidiary Corporation" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     (ww) "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with all or part of any Option granted under the Plan.

     (xx) "Voting Stock" shall have the meaning set forth in the definition of "Change of Control" above.

3.  ADMINISTRATION OF THE PLAN

     (a) Plan Administration. The Plan at all times shall be administered by the Committee. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

     (b) Powers of the Committee. Subject to the provisions of the Plan and subject to the approval of any relevant authorities, including the approval, if required, of the Stock Exchange, the Committee shall have the full authority to award: (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject only to the express provisions of the Plan):

          (i) to determine the Fair Market Value of the Common Stock;

          (ii) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Awards or any combination thereof are granted hereunder;

          (iv) to determine the number of Shares to be covered by each such Award granted hereunder;

          (v) to approve the forms of Agreements (including Option Agreements) for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions may include, but will not be limited to, the exercise price of an Option; any specified performance goals or other criteria which must be attained for the vesting of an Award; any restrictions or limitations applicable to any Awards, including, without limitation, any rights of first refusal, repurchase rights or other restrictions on transfer applicable to such Award as may be set forth in the Agreement evidencing such Award; and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions applicable to any Awards;

          (vii) to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

          (viii) to institute an Option Exchange Program; and

          (ix) to construe and interpret the terms of the Plan and the Awards granted pursuant to the Plan.

     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Holders of any Awards. No member of the Board or any Committee administering the Plan shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder, and all members of the Board or any Committee administering the Plan shall be fully protected by the Company in respect of any such action or determination.

4.  STOCK SUBJECT TO THE PLAN

     (a) The maximum aggregate number of Shares that may be acquired by Holders of Awards granted under the Plan is 1,500,000 Shares. The Shares may be authorized but unissued Shares of Common Stock or may be reacquired Shares of Common Stock.

     If any Shares of Common Stock that are subject to an Option granted hereunder cease to be subject to such Option, or if any Shares of Common Stock that are subject to any other Award granted hereunder are forfeited or any such Award otherwise terminates without a payment being required to be made to the Holder in the form of Common Stock, such Shares shall again be available for distribution in connection with future grants of Options and other Awards under the Plan. Only net Shares issued upon a stock-for-stock exercise (including Common Stock used for withholding taxes) shall be counted against the number of Shares available under the Plan.

     (b) The maximum number of Shares with respect to which Options or Stock Appreciation Rights may be granted under the Plan during any fiscal year of the Company to any Employee or Consultant shall not exceed 250,000 (in each case subject to adjustment as provided in Section 13 of the Plan).

     If an Option or Stock Appreciation Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the cancelled Option or Stock Appreciation Right will be counted against the limit set forth in this Section 4(b). For this purpose, if the exercise price of an Option or the base amount on which a Stock Appreciation Right is calculated is reduced, the transaction will be treated as a cancellation of the Option or Stock Appreciation Right, as applicable, and the grant of a new Option or new Stock Appreciation Right, as applicable.

5.  ELIGIBILITY

     (a) Awards may be made or granted to Employees (including Officers and Directors) and Consultants of the Company and its Affiliates who, in the sole and unreviewable determination of the Committee, are deemed to have rendered or to be able to render services to the Company or its Affiliates and who are deemed to have contributed or to have the potential to contribute to the success of the Company or its Affiliates. No Incentive Stock Option shall be granted to any Person who is not an Employee of the Company or a Corporate Affiliate of the Company at the time of grant.

     (b) Each Option shall be designated in the applicable Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Holder during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such Options shall be treated for tax purposes as Nonqualified Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this Section 5(b), the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (c) Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuation of his or her employment or consulting relationship with the Company or any Affiliate, nor shall it interfere in any way with his or her right or the Company's or an Affiliate's right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.  OPTION EXERCISE PRICE AND CONSIDERATION

     (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Committee; provided that the exercise price for Options granted under the Director Fee Investment Option Grant Program shall be determined pursuant to Section 11 hereof; and provided further that in the case of an Incentive Stock Option (which in all cases shall be subject to the Code):

          (i) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Corporate Affiliate, the per share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

          (ii) granted to any other Employee, the per share exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.

     (b) The type of consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant and shall be subject to the Code). Such consideration shall be paid, to the extent permitted by Applicable Laws at the time the Option is exercised, either (i) in cash or check, or (ii) at the discretion of the Committee, in one or a combination of the following ways (which may be in combination with or in lieu of payment by cash or check): (A) by delivery to the Company of other Shares of Common Stock of the Company that
(x) in the case of Shares acquired upon exercise of an Option, have been owned by the Holder for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial reporting purposes, and (y) have a Fair Market Value on the exercise date equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (B) according to a deferred payment or other arrangement with the Person to whom the Option is granted or to whom the Option is transferred pursuant to Section 16, (C) a reduction in the amount of any Company liability to the Holder, including any liability attributable to the Holder's participation in any Company-sponsored deferred compensation program or arrangement, (D) when permitted by Applicable Laws, through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise the Option and to sell at least that number of Shares so purchased to pay the aggregate exercise price of all of the Shares so purchased, and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward an amount equal to the aggregate exercise price of such Shares directly to the Company, with any sale proceeds in excess of such amount being for the benefit of the Holder, or (E) in any other form of legal consideration that may be acceptable to the Committee. In making its determination as to the type of consideration to accept, the Committee may consider if acceptance of such consideration may be reasonably expected to benefit the Company. In addition, such consideration shall be accompanied by the delivery by the Holder of a properly executed exercise notice together with such other documentation as the Committee and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

7.  EXERCISE OF OPTION.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Holder, and as shall be permissible under the terms of the Plan. At the discretion of the Committee, the Option Agreement may, but need not, include a provision whereby the Holder may elect at any time before the Holder's Continuous Status as an Employee or Consultant terminates to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Any unvested Shares so purchased shall (unless otherwise set forth in the Option Agreement evidencing such Options) be subject to (i) terms and conditions similar to those applicable to Restricted Stock under Section 9(b) hereof, (ii) a repurchase option in favor of the Company, and
(iii) any other restrictions the Committee determines to be appropriate.

     The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable with respect to some or all of the Shares allotted to that period and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

     An Option may not be exercised for a fraction of a Share. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     Subject to Section 19, an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 hereof.

     (b) Termination of Employment or Consulting Relationship.  Subject to
Section 7(c) and Section 7(d) below and the applicable Option Agreement, in the event of termination of a Holder's Continuous Status as an Employee or Consultant, such Holder may exercise his or her Option to the extent that the Holder was entitled to exercise it at the date of such termination; provided, however, that such Option may be exercised only within such period of time as is determined by the Committee at the date of grant. Such time period shall not, in the case of an Incentive Stock Option, exceed three (3) months after the date of such termination and shall not, in any case, be later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that the Holder was not entitled to exercise the Option at the date of such termination, or if the Holder does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan. A Holder's Continuous Status as an Employee or Consultant shall not be terminated in the event of Holder's change of status from an Employee to a Consultant or from a Consultant to an Employee; provided, however, that in the event of a Holder's change of status from an Employee to a Consultant, any Incentive Stock Option granted to such Employee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day that is three months and one day following such change of status.

     Further, the Committee may provide in the Option Agreement evidencing a grant of Options that upon termination of a Holder's Continuous Status as an Employee or Consultant, the Committee may elect in its sole discretion that the portion of any Option unexercised as of the date of termination shall be exercisable for Shares of Common Stock or, in lieu thereof, for an amount in cash equal to the excess of the Fair Market Value of the Common Stock over the exercise price, times the number of Shares of Common Stock for which the Option is being exercised. Such exercise shall be effected in the manner set forth in
Section 6(b) hereof, except that in the event that the Committee elects pursuant to this Section 7(b) to deliver cash instead of Shares of Common Stock, the Holder shall not be required to pay the exercise price to the Company. In the event that the Committee elects pursuant to this Section 7(b) to deliver cash instead of Shares of Common Stock and, on the date of such exercise, the Fair Market Value of the Common Stock is less than or equal to the applicable exercise price, then the Holder shall not be entitled to any cash, stock or other property upon such exercise, and the Holder shall have no further rights with respect to the portion of the Option so exercised.

     (c) Disability of Holder. In the event of termination of a Holder's Continuous Status as an Employee or Consultant as a result of his or her Disability, the Holder may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she otherwise was entitled to exercise it at the date of such termination. If such Disability is not a "disability" as such term is defined in
Section 22(e)(3) of the Code, then in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day that is three months and one day following such termination. To the extent that the Holder was not entitled to exercise the Option at the date of termination, or if the Holder does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Holder. In the event of the death of a Holder, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Holder's estate or by any Person who acquired the right to exercise the Option by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Holder was entitled to exercise the Option on the date of death. To the extent that, at the time of death, the Holder was not entitled to exercise the Option, or if the Option Beneficiary does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

     (e) Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option exercisable for a number of shares up to (but not exceeding) the amount of Shares of Common Stock (i) held by the Holder for at least six months and (ii) used to pay all or part of the exercise price of an Option or withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, (i) a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Stock Reload Option is related and (ii) shall otherwise be treated as an Option for all purposes under the Plan.

     (f) Tax Withholding.

     (i) As a condition of the exercise of an Option granted under the Plan, the Holder (or in the case of the Holder's death, the Option Beneficiary) shall make such arrangements as the Committee may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of an Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     (ii) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

     (iii) If permitted by the Committee, in its discretion, in the case of a Holder other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Laws, the Holder shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise. For purposes of this Section 7(f)(iii), the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

     (iv) If permitted by the Committee, in its discretion, a Holder may satisfy his or her tax withholding obligations upon exercise of an Option by any method of payment and form of consideration allowable under Section 6(b) hereof.

     (v) Any election or deemed election by a Holder to have Shares withheld to satisfy tax withholding obligations under Section 7(f)(iii) or (iv) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Committee. Any election by a Holder under Section 7(f)(iv) above must be made on or prior to the applicable Tax Date.

8.  STOCK APPRECIATION RIGHTS

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in tandem with (i.e., Tandem Stock Appreciation Right) or in conjunction with all or part of any Option granted under the Plan or may be granted on a free-standing basis. In the case of a Nonqualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option, and will be subject to the Code.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

          (i) Exercise. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 and shall be subject to the Code with respect to related Incentive Stock Options and such additional limitations on exercise as shall be determined by the Committee and set forth in the Agreement. A Tandem Stock Appreciation Right may be exercised only when the Fair Market Value of the Shares underlying the Option to which it relates exceeds the Option's exercise price. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement.

          (ii) Termination. A Tandem Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Option, except that, unless otherwise determined by the Committee at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until after the number of Shares remaining under the related Option equals the number of Shares covered by the Tandem Stock Appreciation Right. Other Stock Appreciation Rights shall terminate and shall no longer be exercisable upon such terms and conditions as shall be determined by the Committee and as set forth in the Agreement.

          (iii) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Holder by surrendering the applicable portion of the related Option. Other Stock Appreciation Rights may be exercised by a Holder upon surrender thereof, or upon such terms and conditions as shall be determined by the Committee and as set forth in the Agreement. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form determined pursuant to Section 8(b)(iv) below. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

          (iv) Receipt of SAR Value. Upon the exercise of each individual Stock Appreciation Right covered by an Award of Stock Appreciation Rights, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or Shares of Common Stock equal to the SAR Value for such individual Stock Appreciation Right, with the Committee having the right to determine the form of payment.

          (v) Shares Affected Upon Plan. Upon the exercise of a Tandem Stock Appreciation Right, the Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 hereof on the number of Shares of Common Stock to be issued under the Plan, but only to the extent of the number of Shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

9.  RESTRICTED STOCK

     (a) Grant. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Employees and/or Consultants to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of Shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

     (b) Terms and Conditions. Each Award of Restricted Stock shall be subject to the following terms and conditions:

          (i) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

          (ii) Rights of Holder. Restricted Stock shall constitute issued and outstanding Shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (A) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (D) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

          (iii) Vesting: Forfeiture. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

10.  DEFERRED STOCK

     (a) Grant. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Employees and/or Consultants to whom, and the time or times at which, grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and all the other terms and conditions of the Awards.

     (b) Terms and Conditions. Each Award of Deferred Stock shall be subject to the following terms and conditions:

          (i) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 10(b)(iii) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number of Shares equal to the Shares covered by the Award of Deferred Stock.

          (ii) Vesting; Forfeiture. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each Award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited. Prior to the expiration of the Deferral Period (or the Additional Deferral Period, where applicable), such Deferred Stock shall not be treated as issued and outstanding Shares of the Company.

          (iii) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must be made at least one year prior to expiration of the Deferral Period for such Award of Deferred Stock (or such installment).

11.  DIRECTOR FEE INVESTMENT OPTION GRANT PROGRAM

     (a) Grant. A Director Fee Investment Option Grant Program may be (but is not required to be) implemented by the Board as of the first day of any calendar year beginning after the IPO Date. Upon such implementation, each Non-Employee Director who at such time receives an annual retainer fee payable in cash for his or her service on the Board may elect to apply all or any portion of such annual retainer fee to the acquisition of an Option grant under this Director Fee Investment Option Grant Program. Such election must be filed with the Company's Chief Financial Officer prior to the first day of the calendar year for which the election is to be in effect. Each Non-Employee Director who files such a timely election with respect to his or her annual retainer fee shall automatically be granted an Option under this Director Fee Investment Option Grant Program on the first trading day in January in the calendar year for which that fee would otherwise be payable.

     (b) Terms and Conditions. Each Option shall be a Nonqualified Stock Option governed by the terms and conditions specified below:

          (i) Exercise Price. The exercise price per Share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per Share on the Option grant date. The exercise price shall become immediately due upon exercise of the Option and shall be payable in one or more of the alternative forms authorized under Section 6(b) hereof.

          (ii) Number of Option Shares. The number of Shares subject to the Option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

           X = A/(B x 66 2/3%), where

           X is the number of Option shares,

           A is the dollar amount of the annual retainer fee subject to the Non-Employee Director's election, and

           B is the Fair Market Value per Share on the Option grant date.

          (iii) Exercise. If granted, the Option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Holder's completion of each month of Board service during the calendar year in which the Option is granted. Each Option shall have a maximum term of ten (10) years measured from the Option grant date.

          (iv) Remaining Terms. Each Option granted under this Director Fee Investment Option Grant Program shall be subject to (x) the terms and conditions of Section 7 hereof to the extent such terms and conditions are not inconsistent with this Section 11(b) and (y) such other terms and conditions as may be determined by the Board and set forth in the Option Agreement evidencing such Options.

12.  OTHER STOCK-BASED AWARDS

     (a) Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under Applicable Laws, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into or exchangeable for Shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries or the Parent of the Company. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company or any Affiliate.

     (b) Eligibility for Other Stock-Based Awards. The Committee shall determine the Employees and/or Consultants to whom, and the time or times at which, grants of such Other Stock-Based Awards shall be made, the number of Shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

     (c) Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and set forth in the Agreement evidencing such Award.

13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, (i) the number of Shares of Common Stock covered by each outstanding Award, (ii) the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, and (iii) the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of capital stock of any class, or securities convertible into or exchangeable for shares of capital stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares of Common Stock subject to an Award.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Holder of an outstanding Award granted hereunder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Award shall terminate immediately prior to the consummation of such proposed action; provided, however, that the Committee may, in the exercise of its sole and unreviewable discretion in such instances, declare that any Award shall terminate as of an earlier date fixed by the Committee and give each Holder the right to exercise his or her rights as to all or any part of the Award, including Shares as to which the Award would not otherwise be exercisable.

     (c) Merger or Asset Sale. Subject to Section 13(d), in the event of the merger of the Company into, or the consolidation of the Company with, another Person in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their Shares of Common Stock, or the sale of all or substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor Person or an Affiliate of the successor Person. In the event that the successor Person refuses to assume or substitute for the Award, the Holder shall fully vest in and have the right to exercise the Award (provided it has not already terminated), including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Committee shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this Section 13(c), the Award shall be considered assumed if, following the merger, consolidation or sale of assets, the option or right substituted for such Award confers the right to purchase or receive, for each Share of Common Stock subject to the Award immediately prior to the merger, consolidation or sale of assets, the per share consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets is not solely common stock of the successor Person or its Parent (if any), the Committee may, with the consent of the successor Person, provide for the consideration to be received upon the exercise of the Award, for each Share of Common Stock subject to the Award, to be solely common stock of the successor Person or its Parent (if any) equal in fair market value to the per share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

     (d) Change of Control. Notwithstanding anything to the contrary, the Committee may grant Awards which provide for the acceleration of the vesting of Shares subject to the Award upon a Change of Control. Such provisions shall be set forth in the Agreement evidencing such Award.

     (e) Further Adjustments.  In the event of any change of a type described in
Section 13(a) or Section 13(c) above, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Awards, the maximum number of Shares for which Awards may be granted to any one Employee or Consultant and the number of Shares and price per Share subject to outstanding Awards as shall be equitable to prevent dilution or enlargement of rights under such Awards, and the determination of the Committee as to these matters shall be conclusive and binding on the Holder; provided, however, that (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (ii) in no event shall any adjustment be made which would cause any Incentive Stock Option granted hereunder to no longer be an "incentive stock option" as defined in Section 422 of the Code.

     (f) No Limitation on Right to Merge, Etc. The grant of Awards pursuant to the Plan shall not restrict in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

14.  TERM OF PLAN

     The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company, as described in
Section 22 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 18 of the Plan.

15.  TERM OF OPTIONS

     The term of each Option and other Award shall be the term stated in the applicable Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof; and provided further that in the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Corporate Affiliate, the term of the Option shall be no more than five (5) years from the date of grant thereof.

16.  NON-TRANSFERABILITY OF AWARDS

     An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Holder to whom the Incentive Stock Option is granted only by such Holder. Any other Award, including a Nonqualified Stock Option, shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the Holder to whom the Option is granted only by such Holder or any transferee pursuant to a QDRO; provided, however, that the Committee, in its discretion, may allow for transferability of Nonqualified Stock Options by a Holder to Immediate Family Members. Any Nonqualified Stock Option grants that are transferable are further conditioned on the Holder and the applicable Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines. A Tandem Stock Appreciation Right may not be transferred except when the corresponding Option is transferred as permitted by this Section 16 and, when the corresponding Option is transferred, the Tandem Stock Option Appreciation Right must be transferred to the same permitted transferee to whom the Option is transferred.

17.  TIME OF GRANTING AWARDS

     The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

18.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may amend or terminate the Plan in any respect whatsoever, provided that any such amendment or termination of the Plan shall not affect Award already granted and such Award shall remain in full force and effect as if the Plan had not been amended or terminated. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other Applicable Law or regulation, including the requirements of the National Association of Securities Dealers or the Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

19.  CONDITIONS UPON ISSUANCE OF SHARES

     Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant Applicable Laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of the Stock Exchange, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     The Company may require any Holder, as a condition of receiving Shares pursuant to an Award, (i) to give written assurances satisfactory to the Company as to the Holder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; (ii) to give written assurances satisfactory to the Company stating that such Holder is acquiring the Shares subject to the Award for such Holder's own account and not with any present intention of selling or otherwise distributing such Shares;
(iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws and all other Applicable Laws; and (iv) to sign a counterpart to and agree to be bound by all of the terms and conditions of the Company's shareholders' agreement as then in effect. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if
(i) the issuance of the Shares upon the exercise of or pursuant to the Award has been registered under a then currently effective registration statement under the Securities Act and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws and other Applicable Laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with the Plan, applicable securities laws and other Applicable Laws, including, but not limited to, legends restricting the transfer of the Shares, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of or pursuant to an Award.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.  RESERVATION OF SHARES

     The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.  AGREEMENTS

     Options shall be evidenced by Option Agreements, and other Awards shall be evidenced by other Agreements, each in such form as the Committee shall approve from time to time.

22.  SHAREHOLDER APPROVAL

     Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained to the extent and in manner required under Applicable Laws and the rules of the Stock Exchange.

23.  USE OF PROCEEDS FROM STOCK

     The proceeds, if any, from the sale of Common Stock pursuant to Options or other Awards shall constitute general funds of the Company.

24.  MISCELLANEOUS

     (a) Acceleration of Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Agreement evidencing the Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Rule 16b-3. With respect to Persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such Persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Agreement. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall not apply to such Persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     (c) Grants Exceeding Allotted Shares. If the number of Shares of Common Stock subject to an Award granted pursuant to the Plan exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 18 of the Plan.

     (d) Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company at 1025 Central Expressway South, Suite 200, Allen, Texas, 75013, Attn: Secretary and shall become effective when it is received. Any written notice to Holders required by any provisions of the Plan shall be addressed to the Holder at the address on file with the Company and shall become effective three days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

     (e) Savings Clause. Notwithstanding any other provision hereof, the Plan is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under Section 422 of the Code. If the Plan or any provision of the Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of the Plan or such provisions which apply only to Nonqualified Stock Options, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

     (f) Governing Law. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Texas without regard to its conflict of laws rules.

             [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK.]

                       DAISYTEK INTERNATIONAL CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              2002 ANNUAL MEETING OF STOCKHOLDERS - AUGUST 29, 2002

The undersigned stockholder(s) of Daisytek International Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints James R. Powell and Ralph
W. Doherty, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Daisytek International Corporation to be held at the Crescent Club, 200 Crescent Court, 17th Floor, Dallas, Texas at 10:00 a.m. on August 29, 2002, and any adjournments thereof, and to vote all shares of Common Stock that the undersigned is entitled to vote on the matters set forth on the reverse side.

THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEE NAMED ON THE REVERSE HEREOF, FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, FOR THE AMENDMENT TO DAISYTEK INTERNATIONAL CORPORATION'S CERTIFICATE OF INCORPORATION, AND FOR THE ADOPTION OF THE DAISYTEK INTERNATIONAL CORPORATION 2002 EQUITY INCENTIVE PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                            (Continued on other side)


--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                          (Continued from reverse side)

Please mark your
votes as indicated         [X]
in this example


1.       ELECTION OF CLASS II DIRECTOR:

Nominee:

John D. Kearney

         FOR              WITHHELD
         [ ]              [ ]

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2003:

         FOR              AGAINST         ABSTAIN
         [ ]              [ ]             [ ]

3. PROPOSAL TO AMEND DAISYTEK INTERNATIONAL CORPORATION'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 30,000,000 TO 50,000,000:

         FOR              AGAINST         ABSTAIN
         [ ]              [ ]             [ ]

4. PROPOSAL TO ADOPT THE DAISYTEK INTERNATIONAL CORPORATION 2002 EQUITY INCENTIVE PLAN:

         FOR              AGAINST         ABSTAIN
         [ ]              [ ]             [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------

                                    Signature
                                             -----------------------------------

                                    Signature
                                             -----------------------------------
                                    (To be signed if shares are held by joint tenants as Community Property)

                                    Title, if applicable:
                                                         -----------------------

                                    Dated:         , 2002
                                           --------

                                    --------------------------------------------

                                    This proxy should be dated and signed by the Stockholder(s) exactly as his or her name appears thereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity as attorney, executor, administrator, trustee or guardian should so indicate. If shares are held by joint tenants as community property, both should sign.


--------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *


                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                 THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

-----------------------------------      ------------------------------------      ------------------------
           INTERNET                                 TELEPHONE                               MAIL
  http://www.eproxy.com/dztk                     1-800-435-6710
Use the internet to vote your proxy.      Use any touch-tone telephone to             Mark, sign and date
Have your proxy card in hand when        vote your proxy. Have your proxy              your proxy card
you access the web site. You will   OR   card in hand when you call. You will   OR           and
be prompted to enter your control        be prompted to enter your control             return it in the
number, located in the box below,        number, located in the box below,          enclosed postage-paid
to create and submit an electronic       and then follow the directions given.             envelope.
ballot.
-----------------------------------      ------------------------------------      ------------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.